                                                                    EXHIBIT 10.3

                          LOAN AND SECURITY AGREEMENT
                                (Blanket Lien)

Agreement No.  18001                                   Dated as of July 24, 1997

                                by and between

                     LIGHTHOUSE CAPITAL PARTNERS II, L.P.,
                                   as lender

                                      and

                       PORTAL INFORMATION NETWORK, INC.
                           a California corporation
                   20863 Stevens Creek Boulevard, Suite 200
                             Cupertino, CA 95014,
                                  as borrower


                         TOTAL COMMITMENT: $3,000,000



Repayment Period:    18 months from the date of each Loan

Warrant:             Number of shares:    Per Summary of Warrant Terms Agreement

                     Class of stock:      Per Summary of Warrant Terms Agreement



          The terms and information set forth on this cover page are a part of the attached Loan and Security Agreement, dated as of the date first written above (this "Agreement"), entered into by and between Lighthouse Capital Partners, L.P. ("Lender") and the borrower ("Borrower") set forth above. The terms and conditions of the Loan Agreement agreed to between Lender and Borrower are as follows:

          THIS LOAN AND SECURITY AGREEMENT is entered into as of July 24, 1997, by and between LIGHTHOUSE CAPITAL PARTNERS II, L.P. ("Lender"), as lender and PORTAL INFORMATION NETWORK, INC., a California corporation ("Borrower").

                                   RECITALS

          Borrower wishes to borrow money from time to time from Lender and Lender desires to lend money to Borrower. This Agreement sets forth the terms on which Lender will lend to Borrower and Borrower will repay the loan to Lender.

                                   AGREEMENT

          The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION

     1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

          "Affiliate" means any Person that owns or controls directly or indirectly five percent or more of the stock of another entity, any Person that controls or is controlled by or is under common control with such Persons or any Affiliate of such Persons or each of such Person's officers, directors, joint venturers or partners.

          "Basic Rate" means a per annum rate of interest (based on a year of 360 days and actual days elapsed) equal to the Prime Rate as quoted in the western edition of the Wall Street Journal on the date of determination plus 225 basis points.

          "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

          "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

          "Code" means the Uniform Commercial Code as adopted and in effect in the State of California, as amended from time to time.

          "Collateral" means the Property described on Exhibit A attached hereto.

          "Commitment" means $3,000,000.

          "Commitment Termination Date" means March 31, 1998.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

          "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

          "Default Rate" means the per annum rate of interest equal to the Basic Rate plus 2%, but such rate shall in no event be more than the highest rate permitted by applicable law to be charged on commercial loans.

          "Event of Default" has the meaning given to such term in Section 8.

          "Funding Date" means any date on which a Loan is made to or on account of Borrower under this Agreement.

          "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

          "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of Property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

          "Landlord Consent" means a consent in the form of Exhibit C or such other form as Lender may agree to accept.

          "Lender's Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Lender's reasonable attorneys' fees and expenses incurred in amending, modifying, enforcing or defending the Loan Documents, including in the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought.

          "Lien" means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, encumbrance or other lien in favor of any Person.

          "Loan" means each advance of credit by Lender to Borrower under this Agreement.

          "Loan Agreement Supplement" means a supplement to this Agreement in substantially the form of Exhibit D.

          "Loan Commencement Date" means, with respect to each Loan, the first Business Day of the calendar month following the Funding Date of such Loan.

          "Loan Documents" means, collectively, this Agreement, the Warrant, the Landlord Consent(s) and all other documents, instruments and agreements entered into between Borrower and Lender in connection with this Agreement, all as amended or extended from time to time.

          "Loan Terms Schedule" means, with respect to each Loan, the "Loan Terms Schedule" attached to the Loan Agreement Supplement prepared by Lender in connection with such Loan.

          "Maturity Date" means, with respect to each Loan, the last day of the Repayment Period for such Loan, or if earlier, the date of acceleration of such Loan by Lender following an Event of Default

          "Minimum Funding Amount" means $250,000.

          "Negative Pledge Agreement" means the Negative Pledge Agreement in the form of Exhibit E hereto.

          "Obligations" means all debt, principal, interest, fees, charges, expenses and attorneys' fees and costs and other amounts, obligations, covenants, and duties owing by Borrower to Lender of any kind and description (whether pursuant to or evidenced by the Loan Documents, or by any other agreement between Lender and Borrower, and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including the principal and interest due with respect to the Loans, and including any debt, liability, or obligation owing from Borrower to others that Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender's Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

          "Payment Date" has the meaning given to that term in Section 2.4(a).

          "Permitted Liens" means the following:

          (a)  The Lien created by this Agreement;

          (b)  Any Liens existing as of the date hereof and disclosed in
               Schedule 1;

          (c) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no superior priority over Lender's Lien in the Collateral;

          (d) Liens (i) upon or in any equipment acquired by the Borrower or any of its subsidiaries after the date of this Agreement, to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the Property so acquired and improvements thereon, and the proceeds of such equipment;

          (e) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower; and

          (f) Liens to secure judgments of less than $50,000 individually or in the aggregate, so long as there is no Event of Default.

          (g) Liens to secure other Indebtedness not to exceed $100,000 in the aggregate at any time.

          (h) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause
(b) above, provided that any extension, renewal or replacement Lien shall be limited to the Property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

          "Person" means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or. local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

          "Repayment Period" means the period beginning on the first Payment Date and continuing for the number of calendar months set forth following such term on the cover page of this Agreement.

          "Responsible Officer" means each of the President and the Chief Financial Officer of Borrower.

          "Scheduled Payments" has the meaning given to such term in Section 2.4(a).

          "Subsidiary" means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

          "Term" means the period from and after the date hereof until the payment in full of all amounts and liabilities payable under this Agreement and the other Loan Documents, including principal and interest on the Loans.

          "Warrant" means the warrant in favor of Lender to purchase securities of Borrower substantially in the form of Exhibit B.

     1.2 Other Interpretive Provisions. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Loan Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder' and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. The words "include" and "including" and words or similar import when used in this Agreement or any other Loan Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Loan Document, all accounting terms used in this Agreement or any other Loan Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.

     2.   LOAN AND TERMS OF PAYMENT

     2.1 Commitment. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, the Loans; provided that the aggregate principal amount of the Loans shall not exceed the Commitment at such time. If prepaid, the principal of the Loans may not be re-borrowed.

     2.2  Use of Proceeds; The Loan.

          Use of Proceeds. The proceeds of the Loan shall be used solely for working capital purposes.

          The Loans. The Loans shall be repayable in consecutive monthly installments in accordance with the terms of Section 2.4. Lender may, and is hereby authorized by Borrower to, endorse in its books and records appropriate notations regarding Lender's interest in the Loans; provided however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the Obligations of Borrower hereunder.

     2.3  Procedure for Making Loan.

          (a) Notice. Whenever Borrower desires that Lender make a Loan, Borrower shall so notify Lender in writing (or by telephone with prompt confirmation in writing) at least seven Business Days in advance of the desired Funding Date, which notice shall be irrevocable. Lender's obligation to make Loans shall be expressly subject to the satisfaction of the conditions set forth in Sections 3.1 and 3.2. Lender shall have the right, exercisable at any time, to request that Borrower famish Lender with such additional information with respect to the Loans as Lender shall reasonably request.

          (b) Loan Interest Rate. Borrower shall pay interest on the unpaid principal amount of each Loan from the Loan Commencement Date until such Loan until such Loan has been paid in full, at a per annum rate of interest equal to the Basic Rate. All computations of interest on each Loan shall be based on a year of 360 days for actual days elapsed. Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans.

          (c) Disbursement. Subject to the satisfaction of the conditions set forth in Sections 3.1 and 3.2 with respect to the initial Loan and the satisfaction of the conditions set forth in Section 3.2 with respect to each subsequent Loan, Lender shall disburse the Loans.

          (d) Termination of Commitment to Lend. Notwithstanding anything in the Loan Documents, Lender's obligation to lend the undisbursed portion of the Commitment to Borrower hereunder shall terminate on the earlier of (i) at the Lender's sole election, the occurrence and continuance of any Default or Event of Default hereunder, and (ii) the Commitment Termination Date. Notwithstanding the foregoing, Lender's obligation to lend the undisbursed portion of the Commitment to Borrower shall terminate if, in Lender's sole reasonable judgment, there has been a material adverse change in the general affairs, management, results of operations or condition (financial or otherwise) of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by Lender, since the date of this Agreement.

     2.4  Amortization of Principal and Interest; Interim Payment.

          (a) Interest Payments On Payment Dates. Borrower shall make payments of interest monthly in advance for each Loan (collectively, "Scheduled Payments"), commencing on the Loan Commencement Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to such Loan and continuing thereafter during the Repayment Period on the first Business Day of each month (each a "Payment Date"), calculated using the Basic Rate determined as of the last day of the preceding month. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to such Loan.

          (b) Interim Payment. In addition to the Scheduled Payments, on the Funding Date for the Loan (unless the Funding Date is the first Business Day of the month) Borrower shall pay to Lender in advance an amount (the "Interim Payment") equal to interest on the original principal amount of the Loan calculated at the Basic Rate from the Funding Date until the first Payment Date with respect to the Loan.

          (c) Final Payment. Unless a Loan is prepaid in full, on the Maturity Date with respect to such Loan, Borrower shall pay the unpaid principal and accrued interest and all other amounts due on such date with respect to such Loan.

     2.5  Prepayments.

          (a) Mandatory Prepayment Upon an Acceleration. If the Loans are accelerated following the occurrence of an Event of Default or otherwise, then Borrower shall immediately pay to Lender (i) all unpaid Scheduled Payments with respect to the Loans due prior to the date of prepayment, (ii) the outstanding principal amount of each Loan, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to the Loans.

          (b) Optional Prepayment. Borrower may prepay the Loan in whole or in part at any time, without premium or penalty.

     2.6  Other Payment Terms.

          (a) Place and Manner. Borrower shall make all payments due to Lender by payments to Lender at the address specified in Section 11, in lawful money of the United States and in same day or immediately available funds.

          (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

          (c) Default Rate. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Loan Documents (including principal, interest, and any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Defaults are cured, as applicable, at a per annum rate equal to the Default Rate. All computations of such interest shall be based on a year of 360 days for actual days elapsed.

     2.7 Minimum Funding Amount. Except with the prior consent of Lender, in Lender's sole discretion, the amount of the requested Loan shall not be less than the Minimum Funding Amount.

     2.8 Crediting Payments. The receipt by Lender of any wire transfer of funds, check, or other item of payment shall be immediately applied conditionally to reduce Obligations, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Lender or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Lender after 12:00 noon California time shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

     2.9 Term. This Agreement shall become effective upon acceptance by Lender and shall continue in full force and effect for a term ending on the Maturity Date for the last Loan made hereunder. Notwithstanding the foregoing, Lender shall have the right to terminate this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

     3.  CONDITIONS OF LOANS

     3.1 Conditions Precedent to Initial Loan. The obligation of Lender to make the initial Loan is subject to the condition precedent that Lender shall have received, in form and substance satisfactory to Lender, all of the following:

          (a)  This Agreement duly executed by Borrower.

          (b)  The Negative Pledge Agreement duly executed by Borrower.

          (c)  The Warrant to be issued to Lender duly executed by Borrower.

          (d) On a date not later than August 15, 1997, Borrower shall provide a Landlord Consent from the owner of the building in which Collateral is to be located.

          (e) A certificate of the secretary or assistant secretary of Borrower with copies of the following documents attached: (i) the articles of incorporation and bylaws of Borrower certified by Borrower as being in full force and effect on the Funding Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of this Agreement and each of the other Loan Documents.

          (f) A good standing certificate from Borrower's state of incorporation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

          (g) Evidence of the insurance coverage required by Section 6.8 of this Agreement.

          (h) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Wan-ant and the other Loan Documents.

          (i) Such other documents, and completion of such other matters, as Lender may deem necessary or appropriate.

     3.2 Conditions Precedent to all Loans. The obligation of Lender to make each-Loan, including the initial Loan, is further subject to the following conditions:

          (a) Evidence that no Default or Event of Default shall have occurred and be continuing.

          (b) Borrower and Lender shall have executed a Loan Agreement Supplement with respect to the proposed Loan.

          (c) Lender shall have received such documents, instruments and agreements, including UCC financing statements or amendments to UCC financing statements, as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Lender pursuant to Section 4.

          (d) Borrower shall have delivered to Lender a subordination agreement, release, or estoppel letter, as appropriate, from any Person having an existing Lien superior to the Lien of Lender on any item of Collateral, other than a Permitted Lien as described in Paragraph (d) of the definition of Permitted Liens.

          (e) Such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

     3.3 Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to the Loan, if such Loan is advanced. Borrower expressly agrees that the extension of such Loan prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.

     4.   CREATION OF SECURITY INTEREST

     4.1 Grant of Security Interest. Borrower grants to Lender a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents. Such security interest shall at all times be a first priority security interest subject only to Permitted Liens of the type described in Paragraphs (b) and (d) of the definition of Permitted Liens.

     4.2 Duration of Security Interest. Lender's security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate. Lender shall, at Borrower's sole cost and expense, execute such further documents and take such further actions as may be necessary to effect the release contemplated by this
Section 4.2, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

     4.3 Possession of Collateral. So long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lender for perfection of its security interest therein) and shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

     4.4 Markings on the Collateral. At Lender's request at any time during the Term of the Loan (including any extension thereof), Borrower shall place in a conspicuous location on each item of Collateral, other than that subject to Permitted Liens, a plaque or other marking to be supplied by Lender which reads substantially as follows:

          Lighthouse Capital Partners II, L.P. has a first priority security interest in this item of equipment.

Such plaque or other marking shall not be removed (or if removed or damaged such plaque or other marking shall be replaced) until the security interest in favor of Lender in such item of Collateral is terminated pursuant to this Agreement.

     4.5 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Lender, all financing statements and other documents such Lender may reasonably request, in form satisfactory to Lender, to perfect and continue Lender's first priority, perfected security interests in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents.

     4.6 Right to Inspect. Lender (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     5.  REPRESENTATIONS AND WARRANTIES.

     Borrower represents, warrants and covenants as follows:

     5.1 Due Organization and Qualification. Borrower is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which the Collateral is located, except for such states as to which any failure so to qualify would not have a material adverse effect on Borrower.

     5.2 Authority. Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, the Loan Documents to which it is a party. Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

     5.3  Subsidiaries.  Borrower has no Subsidiaries, except those listed in
Schedule 2 hereto.

     5.4 Conflict with Other Instruments, etc. Neither the execution and delivery of any Loan Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation and the by-laws, or other organizational documents of Borrower or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

     5.5 Authorization; Enforceability. The execution and delivery of this Agreement, the granting of the security interest in the Collateral, the incurring of the Loans, the execution and delivery of the other Loan Document to which Borrower is a party and the consummation of the transactions herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower the Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

     5.6 No Prior Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for the first priority lien held by the Lender and except for other Permitted Liens. Except as disclosed in Schedule 1, Borrower has not acquired any part of the Collateral from an assignor outside the ordinary course of such assignor's business.

     5.7 Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the address set forth on the cover page. The Collateral is presently located at the addresses set forth on the cover page.

     5.8 Litigation. There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could have a material adverse effect on Borrower or the aggregate value of the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings. Borrower will promptly notify Lender in writing if any action, proceeding or governmental investigation involving Borrower is commenced that would reasonably be expected to result in damages or costs to Borrower of Fifty Thousand Dollars ($50,000) or more.

     5.9 Financial Statements. All financial statements relating to Borrower or any Affiliate that have been or may hereafter be delivered by Borrower to Lender present fairly in all material respects Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended.

     5.10 Solvency. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

     5.11 Taxes. Borrower has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes that are due and payable.

     5.12 Consents and Approvals. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

     5.13 Trademarks, Patents, Copyrights, Franchises and Licenses. Borrower possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

     5.14 Material Contracts. Borrower has disclosed to Lender in writing all currently effective contracts and agreements (whether written or oral) to which Borrower is a party. There are no material defaults under any such contract or agreement by Borrower. Borrower has delivered to Lender true and correct copies of all such contracts or agreements, (or with respect to oral contracts or agreements, written descriptions of the material terms thereof).

     5.15 Full Disclosure. No representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

     6.   AFFIRMATIVE COVENANTS

          Borrower covenants and agrees that, until the full and complete payment of the Obligations and the termination of the Commitments, Borrower shall do all of the following:

     6.1 Good Standing. Borrower shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operations or business of Borrower. Borrower shall maintain in force all licenses, approvals and agreements, the loss of which would reasonably be expected to have a material adverse effect on its financial condition, operations or business.

     6.2 Government Compliance. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which would reasonably be expected to materially adversely affect the financial condition, operations or business of Borrower.

     6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Lender: (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Borrower's operations during such period, certified by a Responsible Officer; (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited financial statements of Borrower prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Lender; (c) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Borrower; and (e) such other financial information as Lender may reasonably request from time to time.

     6.4 Certificates of Compliance. Each time financial statements are furnished pursuant to Section 6.3 above, there shall be delivered to Lender a certificate signed by a Responsible Officer (each an "Officer's Certificate") with respect to such financial reports to the effect that: (i) no Event of Default or Default has occurred and is continuing hereunder since the date of this Agreement or, if later, since the date of the prior Officer's Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Borrower proposes to take with respect thereto, and (ii) Borrower is in compliance with the provisions of Sections 6 and 7.

     6.5  Notice of Defaults.  As soon as possible, and in any event within five
(5) days after the discovery of a Default or an Event of Default provide Lender with an Officer's Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

     6.6 Taxes. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof-, and Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to lender indicating that Borrower has made such payments or deposits; provided that Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is adequately reserved against by Borrower.

     6.7  Use; Maintenance.

          (a) Borrower, at its expense, shall make all necessary site preparations and cause the Collateral to be operated in accordance with any applicable manufacturers manuals or instructions. So long as no Default or Event of Default has occurred and is continuing, Borrower shall have the right to quietly possess and use the Collateral as provided herein without interference by Lender.

          (b) Borrower, at its expense, shall maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral, regardless of the cause, other than Collateral disposed of in the ordinary course of business. If maintenance is mandated by manufacturer, Borrower shall obtain and keep in effect, at all times during the Term maintenance service contracts with suppliers approved by Lender, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Collateral. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Borrower with the result that no Lien will attach to the Collateral.

     6.8  Insurance.

          Borrower shall obtain and maintain for the Term, at its own expense,
(a) insurance protecting against direct physical loss or damage to the Collateral, and (b) commercial general liability insurance (including contractual liability, products liability and completed operations coverages), reasonably satisfactory to Lender and such other insurance (other than earthquake insurance) against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lender (as to carriers, amounts, deductibles and otherwise). The amount of the "all risk" insurance shall be the greater of (i) the replacement value of the Collateral (as new) or (ii) the outstanding principal amount of the Loans and all other then outstanding amounts payable under the Loan Documents. Such amounts shall be determined to Lender's reasonable satisfaction as of each anniversary date of this Agreement and the appropriate amount of coverage shall be put in effect on the next succeeding renewal or inception date of such insurance.

          The amount of such commercial general public liability insurance (other than products liability coverage and completed operations insurance) shall be at least $2,000,000 per occurrence. The amount of such products liability and completed operations insurance shall be at least $2,000,000 per occurrence. The deductible with respect to the "all-risk" and product liability insurance shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Lender. Such "all risk" insurance shall: (a) name Lender as sole loss payee with respect to the Collateral, (b) provide each insurer's waiver of its right of subrogation against Lender and Borrower, and (c) provide that such insurance (i) shall not be invalidated by any action of, or breach of warranty by, Borrower of a provision of any of its insurance policies, and (ii) shall waive set-off, counterclaim or offset against Lender. Each liability policy shall (A) name Lender as an additional insured and (B) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Borrower's insurance). All insurance policies (C) shall provide that Borrower's insurance shall be primary without a right of contribution of Lender's insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and (D) shall contain a clause requiring the insurer to give Lender at least thirty (30) days prior written notice of its cancellation (other than cancellation for non-payment for which ten (10) days notice shall be sufficient). Borrower shall on or prior to the date of and prior to each policy renewal, furnish to Lender certificates of insurance or other evidence satisfactory to Lender that such insurance coverage is in effect.

     6.9  Loss; Damage; Destruction and Seizure.

          (a) Borrower shall bear the risk of the Collateral being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever at any time until the expiration or termination of the Term.

          (b) So long as no Event of Default has occurred and is continuing, any proceeds of insurance maintained pursuant to Section 6.8 received by Lender or Borrower with respect to an item of Collateral, the repair of which is practicable, shall, at the election of Borrower, be applied either to the repair or replacement of such Collateral or, upon Lender's receipt of evidence of the repair or replacement of the Collateral reasonably satisfactory to Lender, to the reimbursement of Borrower for the cost of such repair or replacement. All replacement parts and equipment acquired by Borrower in replacement of Collateral pursuant to this
Section 6.9(b) shall immediately become part of the Collateral upon acquisition by Borrower. Borrower shall take such actions and provide such documentation as may be reasonably requested by Lender to protect and preserve its first priority security interest and otherwise to avoid any impairment of Lender's rights under the Loan Documents in connection with such repair or replacement.

     6.10 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Agreement.

     7.   NEGATIVE COVENANTS

          Borrower covenants and agrees that until the full and complete payment of the Obligations and termination of the Commitments, Borrower will not do any of the following:

     7.1 Chief Executive Office; Location of Collateral. During the continuance of this Agreement, change the chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of Borrower's business, the Collateral or the records concerning the Collateral from the premises listed on the cover page without thirty (30) days prior written notice to Lender.

     7.2 Extraordinary Transactions and Disposal of Assets. Enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, license or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of Borrower's material assets, other than (i) sales of inventory in the ordinary and usual course of Borrower's business as presently conducted and (ii) sales or other dispositions in the ordinary course of business of assets, other than Collateral, that have become worn out or obsolete or that are promptly being replaced.

     7.3 Restructure. Change Borrower's name; make any material change in Borrower's financial structure or business operations; cause, permit, or suffer any material change in Borrower's ownership; or suspend operation of Borrower's business.

     7.4 Liens. Create, incur, assume or suffer to exist any Lien or any other encumbrance of any kind with respect to any of its Property, whether now owned or hereafter acquired, except for Permitted Liens.

     8.   EVENTS OF DEFAULT

          Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

     8.1 Payment Default. If Borrower fails to pay when due and payable and such failure continues for a period of two (2) days, or when declared due and payable in accordance with the Loan Documents, any portion of the Obligations.

     8.2 Certain Covenant Defaults. If Borrower fails to perform any obligation under Section 6.8 resulting in a lapse of coverage, 6.10, or violates any of the covenants contained in Section 7 of this Agreement.

     8.3 Other Covenant Defaults. If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within twenty (20) days after the occurrence of such default.

     8.4 Material Adverse Change. If there occurs a material adverse change in Borrower's business, or if there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Lender or a material impairment of the value or priority of Lenders security interests in the Collateral.

     8.5 Attachment If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within fifteen (15) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Borrower.

     8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness.

     8.7 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days.

     8.8 Redemption or Repurchase. Borrower shall, after the date of this Agreement, redeem or repurchase (a) any shares of any class or series of its preferred stock or (b) more than Fifty Thousand Dollars ($50,000) in the aggregate of common stock, in each case whether pursuant to a mandatory redemption or otherwise.

     8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty, representation, statement, or report made to Lender by Borrower or any officer, employee, agent, or director of Borrower.

     8.10 Breach of Warrant.  If Borrower shall breach the terms of the Warrant.

     8.11 Enforceability. If any Loan Document shall in any material respect cease to be, or Borrower shall assert that any Loan Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

     8.12 Involuntary Bankruptcy or Insolvency. If a proceeding shall have been instituted in a court having jurisdiction in the premise seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of forty-five (45) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding.

     8.13 Voluntary Bankruptcy or Insolvency. If Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

     9.  LENDER'S RIGHTS AND REMEDIES

     9.1 Rights and Remedies. Upon the occurrence and continuance of any Default or Event of Default, Lender shall have no further obligation to advance money or extend credit to or for the benefit of Borrower. In addition, upon the occurrence and during the continuance of an Event of Default, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limitation of the foregoing, Lender may, at its election, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower:

          (a) Declare all Obligations, whether evidenced by this Agreement by any of the other Loan Documents, or otherwise, including the outstanding principal amount of each Loan, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.12 or 8.13 all Obligations shall become immediately due and payable without any action by Lender);

          (b) Without notice to or demand upon Borrower, make such payments and do such acts as Lender consider necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Borrower authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

          (c) Without notice to Borrower, set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower;

          (d) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

          (e) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines are commercially reasonable;

          (f)  Lender may credit bid and purchase at any public sale; and

          (g) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

     9.2 Waiver by Borrower. Upon the occurrence of an Event of Default, to the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the Property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Borrower acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

     9.3 Effect of Sale. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the Property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming the Property sold or any part thereof under, by or through Borrower, its successors or assigns.

     9.4 Power of Attorney in Respect of the Collateral. Borrower does hereby irrevocably appoint Lender (which appointment is coupled with an interest) on the occurrence and during the continuance of a Default or an Event of Default, the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name: (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under Section 4 with full power to settle, adjust or compromise any claim thereunder as fully as if Lender were a Borrower itself, (b) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Lender's possession or under Lender's control, (c) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (d) in Lender's discretion to file any claim or take any other action or proceedings, either in its own name or in the name of Borrower or otherwise, which Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lender in and to the Collateral, or (e) to otherwise act with respect thereto as though Lender were the outright owner of the Collateral.

     9.5 Lender's Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Lender may do any or all of the following: (a) make payment of the some or any part thereof, (b) set up such reserves in Borrower's loan account as Lender deem necessary to protect Lender from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.8 of this Agreement, and take any action with respect to such policies as Lender deem prudent. Any amounts paid or deposited by Lender shall constitute Lender's Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement.

     9.6 Remedies Cumulative. Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

     9.7 Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of or received by Lender after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

          (a) First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other fights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Lender;

          (b) Second, to the payment to Lender of the amount then owing or unpaid on the Loans for Scheduled Payments, the unpaid principal amount of the Loans, and all other Obligations with respect to all Loans and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then to the unpaid interest thereon, then to the unpaid principal amount of the Loans, and then to the payment of other amounts then payable to Lender under any of the Loan Documents; and

          (c) Third, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

     9.8 Reinstatement of Rights. If Lender shall have proceeded to enforce any right under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to its former position and fights hereunder with respect to the Property subject to the security interest created under this Agreement.

     10.   WAIVERS; INDEMNIFICATION

     10.1 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

     10.2 Lender's Liability for Collateral. So long as Lender complies with its obligations, if any, under Section 9207 of the Code, Lender shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof, or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

     10.3 Indemnification. Whether or not the transactions contemplated hereby shall be consummated:

          (a) General Indemnity. Borrower shall pay, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender's Expenses and reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the, execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental

Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

          (b) Survival; Defense. The obligations in this Section 10.3 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.3 shall be paid within thirty (30) days after written demand.

     11.  NOTICES

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid facsimile to Borrower or to Lender, as the case may be, at their respective addresses set forth below:


If to Borrower:          Portal Information Network, Inc.
                         20863 Stevens Creek Boulevard, Suite 200
                         Cupertino, CA 95014
                         FAX: (408) 343-4401

If to Lender:            Lighthouse Capital Partners II, L.P.
                         100 Drake's Landing Road, Suite 260
                         Greenbrae, California 94904-3121
                         Attention: Contract Administrator
                         FAX: (415) 925-3387


          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     12.  GENERAL PROVISIONS

     12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Lender's prior written consent, which consent may be granted or withheld in Lender's sole discretion. Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in such Lender's rights and benefits hereunder.

     12.2 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

     12.3 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     12.4  Entire Agreement;-Construction; Amendments and Waivers.

           (a) This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          (b) This Agreement is the result of negotiations between and has been reviewed by each of Borrower and Lender executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. Borrower and Lender agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's or Lender's actual intentions.

          (c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 12.4 shall be binding upon Lender and on Borrower.

     12.5 Reliance by Lender. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

     12.6 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

     12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

     12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in fall force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in
Section 10.3 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lender have run.

     13. RELATIONSHIP OF PARTIES. Borrower and Lender acknowledge, understand and agree that the relationship between the Borrower, on the one hand, and Lender, on the other, is, and at all time shall remain solely that of a borrower and lender. Lender shall not under any circumstances be construed to be a partner or joint venturer of Borrower or any of its Affiliates; nor shall the Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

     14. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED-BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT'S OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

                     THIS SPACE IS INTENTIONALLY LEFT BLANK

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER:                                        LENDER:
PORTAL INFORMATION                               LIGHTHOUSE CAPITAL PARTNERS II,
NETWORKS, INC.                                   L.P.

By: /s/ John Little                              By:  LIGHTHOUSE MANAGEMENT
   ------------------------------------               PARTNERS II, L.P., its general partner

Name:                                            By:  LIGHTHOUSE CAPITAL PARTNERS,
     ----------------------------------               INC., its general partner

Title:                                           By: /s/ Richard D. Stubblefield
      ---------------------------------              ----------------------------------------
                                                 Name:
                                                      ---------------------------------------
                                                 Title:
                                                       --------------------------------------


Exhibit A - Collateral
Exhibit B - Summary of Warrant Terms
Exhibit C - Form of Landlord Consent
Exhibit D - Form of Loan Agreement Supplement

Schedule 1 - Existing Liens
Schedule 2- Subsidiaries

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

          THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT No. 18001 ("Amendment") is made and entered into as of December 23, 1997, by and between LIGHTHOUSE CAPITAL PARTNERS H, L.P., a Delaware limited partnership ("Lender") and PORTAL INFORMATION NETWORK, INC., a California corporation ("Borrower").

                                RECITALS OF FACT

          A. Borrower and Lender have entered into that certain Loan and Security Agreement No. 18001, dated as of July 24, 1997 (as amended or supplemented from time to time, the "Loan Agreement" and collectively with the other documents executed in connection therewith, the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

          B. Borrower and Lender desire to amend the Loan Agreement to provide for a new credit facility and to make certain other amendments to the Loan Documents.

                                   AGREEMENT

          Now, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Loan Documents as follows:

          1. Amendments To Loan Agreement. The following amendments are hereby made to the Loan Agreement:

             (i) The following new definitions are added to the Loan Agreement:

          "Facility B Commitment" means $503,178.08.

          "Facility B Loan" means each advance of credit by Lender to Borrower under the Facility B Commitment.

             (ii) The following definitions are amended and restated in their entirety:

          "Commitment Termination Date" means (a) with respect to Loans other than Facility B Loans, March 31, 1998 and (b) with respect to Facility B Loans, December 23, 1997.

          "Repayment Period" means (a) with respect to Loans other than Facility B Loans, the period beginning on the first Payment Date and continuing for the number of calendar months set forth following such term on the cover page of this Agreement and (b) with respect to Facility B Loans, the earlier of (i) the closing of the Borrower's Series B financing or (ii) April 30, 1998.

          "Loan" means each advance of credit by Lender to Borrower under this Agreement, including, without limitation, the Facility B Loans.

             (iii) Section 2.1 is amended and restated in its entirety as set forth below:

          2.1 Commitment; The Credit Amount. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, the Loans; provided that the aggregate principal amount of the Loans (other than Facility B Loans) shall not exceed the Credit Amount at such time; provided further, that the aggregate principal amount of the Facility B Loans shall not exceed the Facility B Commitment at such time. If prepaid, the principal of the Loans may not be re-borrowed.

          2. Representations And Warranties. Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower.

          3. Conditions Precedent. The legal effectiveness of this Amendment is subject to the following conditions precedent being satisfied prior to December 23, 1997, in form and substance satisfactory to Lender:

             (i) Resolutions and Other Corporate Documents of Borrower. Lender shall have received resolutions of the Board of Directors of Borrower authorizing Borrower to enter into this Amendment and to issue the Additional Warrant (as defined below), and such other corporate documents as Lender shall reasonably request.

             (ii) Delivery of Additional Warrant. Lender shall receive from Borrower an executed Additional Warrant as outlined on the Summary of Additional Warrant Terms attached as Exhibit A hereto upon the closing of the Series B financing (the "Additional Warrant").

             (iii) Expenses. Borrower shall pay, when invoiced, all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, and administration, of this Amendment.

             (iv) Other Documents. Lender shall have received such other documents, information and items from Borrower as it shall reasonably request.

          4. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents, including this Amendment, comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lender to Borrower and/or its affiliates.

          5. Counterparts; Effectiveness. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall be deemed effective upon the execution of a counterpart hereof by each of Borrower and Lender.

          Witness the due execution hereof by the respective duly authorized officer of the undersigned as of the date first written above.


Borrower:                             Lender:

Portal Information Network, Inc.      Lighthouse Capital Partners II, L.P.

By: /s/ John Little                   By: Lighthouse Management Partners II,
   -----------------------------          L.P., its general partner

Name:  John Little                    By: Lighthouse Capital Partners, Inc.,
Title: Chief Executive Officer            its general partner

                                          By: /s/ Richard D. Stubblefield
                                             ----------------------------------
                                          Name: Richard D. Stubblefield
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------

                                   EXHIBIT A

                      SUMMARY OF ADDITIONAL WARRANT TERMS

The following is a summary of the terms of a Warrant to purchase Series B Preferred Stock to be issued by Portal Information Network, Inc. to Lighthouse Capital Partners II, L.P. in connection with the execution and delivery of that certain First Amendment to Loan and Security Agreement No. 18001 dated December 23, 1997 (the "Agreement") to which this summary is attached as Exhibit A.

Issuer:                       Portal Information Network, Inc. ("Portal")

Holder:                       Lighthouse Capital Partners II, L.P.
                              ("Lighthouse")

Security to be Issued:        Warrant to purchase Series B Preferred Stock

Number of Shares and
Exercise Price:               If Portal repays the Facility B Loan on or
                              before January 31, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $7,548, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after January
                              31, 1998, but before February 28, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $15,096, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after
                              February 28, 1998, but before March 31, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $25,159, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after March
                              31, 1998, but before April 30, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $35,222, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

Other Terms:                  Pari Passu with that certain Preferred Stock
                              Purchase Warrant issued by Portal to Lighthouse
                              dated September 29, 1997.

Preparation of Warrant:       Warrant to be drafted by Lighthouse counsel as
                              soon as practicable after the execution and
                              delivery of the Agreement.

Portal Information Network,          Lighthouse Capital Partners II, L.P.
Inc.

By: /s/ John Little                  By:  Lighthouse Management Partners II,
   ------------------------               L.P., its general partner

Name:  John Little                   By:  Lighthouse Capital Inc.,
Partners,                                 its general partner
Title:  Chief Executive Officer

                                          By: /s/ Richard D. Stubblefield
                                             ----------------------------------
                                          Name: Richard D. Stubblefield
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------

                                AMENDMENT NO. 01

                            Dated December 23, 1997

                                       TO

Preferred Stock Purchase Warrant dated as of September 29, 1997 (the "Warrant") issued to Lighthouse Capital Partners II, L.P. ("Holder") and Portal Information Network, Inc., ("Company").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Warrant.)

Without limiting or amending any other provisions of the Warrant, Holder and Company agree to the following:

Section 2 (ii) is deleted in its entirety and replaced with:

          (ii) If the Company has not closed the Next Round Preferred Stock financing by January 1, 1998, then this Warrant shall be exercisable for that number of Shares of Next Round Preferred Stock as is determined by dividing (i) $180,000 (ii) the per share purchase price obtained by the Company in the Next Round Preferred Stock financing, which shall be determined at the time of the first exercise of the Warrant and shall apply to any and all subsequent exercises.

Except as amended hereby, the Lease and Equipment Schedule remain unmodified and unchanged.

Company:                            Holder:

Portal Information Network, Inc.    Lighthouse Capital Partners II, L.P.

By: /s/ John Little                 By:   Lighthouse Management Partners II,
    -----------------------------         L.P., its general partner

Name:  John Little                  By:   Lighthouse Capital Partners, Inc.,
Title: Chief Executive Officer            its general partner

                                          By: /s/ Richard D. Stubblefield
                                             ----------------------------------
                                          Name: Richard D. Stubblefield
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------

                      SUMMARY OF ADDITIONAL WARRANT TERMS

The following is a summary of the terms of a Warrant to purchase Series B Preferred Stock to be issued by PORTAL INFORMATION NETWORK, INC. to LIGHTHOUSE CAPITAL PARTNERS II, L.P. in connection with the execution and delivery of that certain First Amendment to Loan and Security Agreement No. 18001 dated December 23, 1997 (the "Agreement") to which this summary is attached as EXHIBIT A.

Issuer:                       Portal Information Network, Inc. ("Portal")

Holder:                       Lighthouse Capital Partners II, L.P. ("Lighthouse")

Security to be Issued:        Warrant to purchase Series B Preferred Stock

Number of Shares and
Exercise Price:               If Portal repays the Facility B Loan on or
                              before January 31, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $7,548, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after January
                              31, 1998, but on or before February 28, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $15,096, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after
                              February 28, 1998 but on or before March 31, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $25,159, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after March
                              31, 1998, but on or before April 30, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $35,222, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility B Loan after March
                              31, 1998, but on or before April 30, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (1) $35,222, by
                              (11) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under claise (ii) above.

Other Terms:                  Pari Passu with that certain Preferred Stock
                              Purchase Warrant issued by Portal to Lighthouse
                              dated September 29, 1997.

Preparation of Warrant:       Warrant to be drafted by Lighthouse counsel as
                              soon as practicable after the execution and
                              delivery of the Agreement.

Portal Information Network, Inc.     Lighthouse Capital Partners II, L.P.

By: /s/ John Little                  By:  Lighthouse Management Partners II,
   ------------------------               L.P., its general partner

Name:   John Little                  By:  Lighthouse Capital Partners, Inc.,
Title:  Chief Executive Officer           its general partner

                                          By: /s/ Richard D. Stubblefield
                                             ----------------------------------
                                          Name: Richard D. Stubblefield
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT No. 18001 ("Amendment") is made and entered into as of January 10, 1998, by and between LIGHTHOUSE CAPITAL PARTNERS H, L.P., a Delaware limited partnership ("Lender") and PORTAL INFORMATION NETWORK, INC., a California corporation ("Borrower").

                                RECITALS OF FACT

     A. Borrower and Lender have entered into that certain First Amendment to Loan and Security Agreement dated December 23, 1997 and that certain Loan and Security Agreement No. 18001, dated as of July 24, 1997 (collectively, as amended or supplemented from time to time, the "Loan Agreement" and collectively with the other documents executed in connection therewith, the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     B. Borrower and Lender desire to amend the Loan Agreement to provide for a new credit facility and to make certain other amendments to the Loan Documents.

                                   AGREEMENT

     Now, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Loan Documents as follows:

          1. Amendments To Loan Agreement. The following amendments are hereby made to the Loan Agreement:

          (i) The following new definitions are added to the Loan Agreement:

          "Facility C Commitment" means $506,684.93.

          "Facility C Loan" means each advance of credit by Lender to Borrower under the Facility C Commitment.

          (ii) The following definitions are amended and restated in their entirety:

          "Commitment Termination Date" means (a) with respect to Loans other than Facility B Loans and Facility C Loans, March 31, 1998; (b) with respect to Facility B Loans, December 23, 1997, and (c) with respect to Facility C Loans, January 12, 1998.

          "Repayment Period" means (a) with respect to Loans other than Facility B Loans and Facility C Loans, the period beginning on the first Payment Date and continuing for the number of calendar months set forth following such term on the cover page of this Agreement and (b) with respect to Facility B Loans and Facility C Loans, the earlier of (i) the closing of the Borrower's Series B financing or (ii) April 30, 1998.

          "Loan" means each advance of credit by Lender to Borrower under this Agreement, including, without limitation, the Facility B Loans and the Facility C Loans.

          (iii) Section 2.1 is amended and restated in its entirety as set forth below:

     2.1 Commitment; The Credit Amount. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, the Loans; provided that the aggregate principal amount of the Loans (other than Facility B Loans and Facility C Loans) shall not exceed the Credit Amount at such time; provided further, that the aggregate principal amount of the Facility B Loans shall not exceed the Facility B Commitment and the aggregate principal amount of the Facility C Loans shall not exceed the Facility C Commitment at such time. If prepaid, the principal of the Loans may not be re-borrowed.

     2. Representations And Warranties. Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower.

     3. Conditions Precedent. The legal effectiveness of this Amendment is subject to the following conditions precedent being satisfied prior to January 12, 1998, in form and substance satisfactory to Lender:

         (i) Resolutions and Other Corporate Documents of Borrower. Lender shall have received resolutions of the Board of Directors of Borrower authorizing Borrower to enter into this Amendment and to issue the Additional Warrant (as defined below), and such other corporate documents as Lender shall reasonably request.

         (ii) Delivery of Additional Warrant. Lender shall receive from Borrower an executed Additional Warrant as outlined on the Summary of Additional Warrant Terms attached as Exhibit A hereto upon the closing of the Series B financing (the "Additional Warrant").

         (iii) Expenses. Borrower shall pay, when invoiced, all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, and administration, of this Amendment.

         (iv) Other Documents. Lender shall have received such other documents, information and items from Borrower as it shall reasonably request.

     4. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents, including this Amendment, comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lender to Borrower and/or its affiliates.

     5. Counterparts; Effectiveness. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall be deemed effective upon the execution of a counterpart hereof by each of Borrower and Lender.

     WITNESS the due execution hereof by the respective duly authorized officer of the undersigned as of the date first written above.

Portal Information Network, Inc.    Lighthouse Capital Partners II, L.P.

By: /s/ John Little                 By:   Lighthouse Management Partners II,
   -----------------------------          L.P., its general partner

Name:  John Little                  By:   Lighthouse Capital Partners, Inc.,
       -------------------------          its general partner
Title: Chief Executive Officer
       -------------------------

                                          By: /s/ Richard D. Stubblefield
                                             ----------------------------------
                                          Name: Richard D. Stubblefield
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------

                                   EXHIBIT A
                      SUMMARY OF ADDITIONAL WARRANT TERMS

The following is a summary of the terms of a Warrant to purchase Series B Preferred Stock to be issued by PORTAL INFORMATION NETWORK, INC. to LIGHTHOUSE CAPITAL PARTNERS H, L.P. in connection with the execution and delivery of that certain Second Amendment to Loan and Security Agreement No. 18001 dated January 10, 1998 (the "Agreement") to which this summary is attached as EXHIBIT A.

Issuer:                       Portal Information Network, Inc. ("Portal")

Holder:                       Lighthouse Capital Partners II, L.P.
                              ("Lighthouse")

Security to be Issued:        Warrant to purchase Series B Preferred Stock

Number of Shares and
Exercise Price:               If Portal repays the Facility C Loan on or
                              before  February 15, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $7,600, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility C Loan after
                              February 15, 1998, but on or before March 15,
                              1998.

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $15,200, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility C Loan after March
                              15, 1998, but on or before April 30, 1998:

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $15,200, by (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.


Other Terms:                 Pari Passu with that certain Preferred Stock
                             Purchase Warrant issued by Portal to Lighthouse
                             dated September 29, 1997.

Preparation of Warrant:      Warrant to be drafted by Lighthouse counsel as soon
                             as practicable after the execution and delivery of
                             the Agreement.

Portal Information Network,  Inc.     Lighthouse Capital Partners II, L.P.

By: /s/ John Little                   By:  Lighthouse Management Partners II,
   ---------------------------             L.P., its general partner

Name:  John Little                    By:  Lighthouse Capital Partners, Inc.,
       -----------------------             its general partner
Title: Chief Executive Officer
       -----------------------             By:   /s/ Richard D. Stubblefield
                                                 ---------------------------
                                           Name: Richard D. Stubblefield
                                                 ---------------------------
                                           Title:  Managing Director
                                                 ---------------------------

                      SUMMARY OF ADDITIONAL WARRANT TERMS

The following is a summary of the terms of a Warrant to purchase Series B Preferred Stock to be issued by PORTAL INFORMATION NETWORK, INC. to LIGHTHOUSE CAPITAL PARTNERS U, L.P. in connection with the execution and delivery of that certain Second Amendment to Loan and Security Agreement No. 18001 dated January 10, 1998 (the "Agreement') to which this summary is attached as EXHIBIT A.

Issuer:                       Portal Information Network, Inc. ("Portar",)

Holder:                       Lighthouse Capital Partners 11, L.P.
                              ("Lighthouse")

Security to be Issued:        Warrant to purchase Series B Preferred Stock

Number of Shares and
  Exercise Price:             If Portal repays the Facility C Loan on or
                              before February 15, 1998

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $7,600, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility C Loan after
                              February 15, 1998, but before March 15.

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $15,200, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

                              If Portal repays the Facility C Loan after March
                              15, 1998, but on or before April 30, 1998.

                              The Warrant shall entitle Lighthouse to purchase that number of shares of Portal Series B Preferred
                              Stock as is determined by dividing (i) $35,468, by
                              (ii) the per share purchase price obtained by Portal in the Series B Preferred Stock financing.
                              The Warrant exercise price shall be the price determined under clause (ii) above.

Other Terms-.                  Pari Passu with that certain Preferred Stock
                               Purchase Warrant issued by Portal to Lighthouse
                               dated September 29, 1997.

Preparation of Warrant:        Warrant to be drafted by Lighthouse counsel as
                               soon as practicable after the execution and
                               delivery of the Agreement.

Portal Information Network, Inc.          Lighthouse Capital Partners II, L.P.

By: /s/ John Little                       By: Lighthouse Management Partners II,
   -------------------------------            L.P., its general partner

Name:   John Little                       By: Lighthouse Capital Partners, Inc.,
        -----------------------               its general partner
Title:  Chief Executive Officer
        -----------------------               By: /s/ Richard D. Stubblefield
                                                 -------------------------------
                                              Name:   Richard D. Stubblefield
                                                      --------------------------
                                              Title:  Managing Director
                                                      --------------------------

                                AMENDMENT NO. 03

                                       TO

Loan and Security Agreement No. 18001 dated as of July 24, 1997, as amended ("Agreement") by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lender") and PORTAL SOFTWARE, INC. (aka. PORTAL INFORMATION NETWORK, INC.), ("Borrower).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:


      As of October 29, 1997, Borrower's name has changed from Portal Information Network, Inc. to Portal Software, Inc.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:                                LENDER:

Portal Information Network, Inc.         Lighthouse Capital Partners II, L.P.

By:  /s/ John Little                     By:  Lighthouse Management Partners II,
    -----------------------------             L.P., its general partner

Name:    John Little                     By:  Lighthouse Capital Partners, Inc.,
         -------------------------            its general partner

Title:   Chief Executive Officer              By:  /s/ Thomas Conneely
         ---------------------------              ------------------------------
                                              Name: Thomas Conneely
                                                    ----------------------------
                                              Title:  Vice President, Operations
                                                      --------------------------

                                AMENDMENT NO. 04

     THIS AMENDMENT No. 04 TO LOAN AND SECURITY AGREEMENT No. 18001 ("Amendment") is made and entered into as of February 1, 1999, by and between LIGHTHOUSE CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("Lender") and PORTAL SOFTWARE, INC., (FKA PORTAL INFORMATION NETWORK, INC.), a California corporation ("Borrower")

                                RECITALS OF FACT

       Borrower and Lender have entered into that certain Loan and Security Agreement No. 18001, dated as of July 24, 1997 (as amended or supplemented from time to time, the "Loan Agreement" and collectively with the other documents executed in connection therewith, the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

       Borrower and Lender desire to amend the Loan Agreement to provide for an extension of the Maturity Date for the Loan made under Loan Agreement Supplement No. 01 dated July 28, 1997 and to make certain other amendments to the Loan Documents.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Loan documents as follows:

     1. Amendments To Loan Agreement. The following amendments are hereby made to the Loan Agreement:

         The Maturity Date for the Loan made under Loan Agreement Supplement
No. 01 ("Advance No. 01") is currently January 31, 1999. Lender and Borrower agree that the Maturity Date for Advance No. 01 is changed to the earlier of (i) the close of "Revolving Line of Credit" with Imperial Bank or (ii) February 19, 1999.

     2. It Borrower fails to make the Final Payment on the date specified above, with respect to such Advance No. 01. it shall be an Event of Default and Borrower shall pay, in addition to the Default Rate, a facility fee equal to ten percent (10%) of the amount of Advance No. 01 (the "Facility Fee").

     3. Full Force And Effect: Entire Agreement. Except to the extent expressly provided ill this Amendment, the term, and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and ail prior agreements. negotiations, correspondence. understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents, including this Amendment, comprise the entire agreement of The parties thereto and supersede any and all prior agreement, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lender to Borrower and/or its affiliates.

     4. Counterparts; Effectiveness. This Amendment may be executed in counterparts, each of which when so executed shall be deemed and original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall be deemed effective upon the execution of a counterpart hereof by each of Borrower and Lender.

     WITNESS the due execution hereof by the respective duly authorized officer of the undersigned as of the date first written above.


BORROWER:                               LENDER:

Portal Information Network, Inc.        Lighthouse Capital Partners II, L.P.

By: /s/ Jack L. Acosta                  By:  Lighthouse Management Partners II,
   -----------------------------             L.P., its general partner

Name:   Jack L. Acosta                  By:  Lighthouse Capital Partners, Inc.,
        -----------------------              its general partner
Title:  Chief Financial Officer
        -----------------------
                                               By:  /s/ Richard D. Stubblefield
                                                   -----------------------------
                                               Name:    Richard D. Stubblefield
                                                        ------------------------
                                               Title:   Managing Director
                                                        ------------------------